Intangible Assets, Net (Details) - Schedule of Amortization Amount of Intangible Asset	Dec. 31, 2022 USD ($)
Schedule of Amortization Amount of Intangible Asset [Abstract]
2023	$ 11,480
2024	11,480
2025	11,480
2026	11,480
2027	9,566
Total	$ 55,486